TOYOTA BOSHOKU AMERICA

Standard Purchase Order

DATE OF ISSUE: 23-NOV-2011 10:52:00

PO NO: 182366

REVISION LEVEL: 0

REVISION DATE:

PROGRAM: 420A

Notes: A proof of delivery must be received with invoice for payment.

SUPPLIER ADDRESS	SHIPPING ADDRESS
D&R TECHNOLOGY INC. 7669 KIMBEL STREET MISSISSAUGA ONTARIO N5S 1A7 Canada	TOYOTA BOSHOKU CANADA LTD WOODSTOCK 230 UNIVERSAL ROAD Woodstock, N4S 7W3 Canada
	BILLING ADDRESS
Contact:	TOYOTA BOSHOKU AMERICA 1360 DOLWICK DRIVE SUITE 125 Erlanger, KY 41018 United States

SHIP VIA	INCOTERM	PAYMENT TERMS	BUYER	CONFIRM TO
		45 NET	Christopher Urbanek	

LINE	PART NO	REV	DESCRIPTION	DELIVERY DATE	QTY	UOM	UNIT PRICE	EXTENSION	EDIT	TAX
1			Machine Modification to P-1 Back Pipe Processing Machine	18-NOV-2011 23:59:00	1	EA	20325	20,325.00		T
TBA ID TAG: NULL										
2			Machine Modification to P-2 Cushion Pipe Processing Machine	18-NOV-2011 23:59:00	1	EA	20325	20,325.00		T
TBA ID TAG: NULL										
3			Modification,Programming and Installation to P-1 Back Pipe Processing Machine	18-NOV-2011 23:59:00	1	EA	31125	31,125.00		T
TBA ID TAG: NULL										
4			Modification,Programming and Installation to P-2 Cushion Pipe Processing Machine	18-NOV-2011 23:59:00	1	EA	31125	31,125.00		T
TBA ID TAG: NULL										

MEMO: CONTACT: DRASKO KARANOVIC DRASKO@DNRTECHNOLOGY.COM CC: NATHAN.BENNETT@TBAMERICA.COM PAYMENT TERMS: 30% @DESIGN APPROVAL - NET 45 DAYS 40% @APPROVAL TO SHIP - NET 45 DAYS 30% @FINAL APPROVAL - NET 45 DAYS	SUB TOTAL: (USD) 102,900.00 TAX: (USD) 13,377.00 PO TOTAL: (USD) 116,277.00

Authorized Signature ____________________

THIS PURCHASE ORDER IS SUBJECT TO THE TOYOTA BOSHOKU AMERICA GENERAL TERMS AND CONDITIONS, AS REVISED OR AMENDED FROM TIME TO TIME (THE "TERMS AND CONDITIONS"). The Terms and Conditions, which are incorporated into this Purchase Order by reference, are available at [http://qdocs.tbamerica.com/tbatermsandconditions], and Supplier acknowledges receipt, review and acceptance of the Terms and Conditions. Commencement of any work, services, or delivery of goods under this Purchase Order shall constitute Supplier's acceptance of this Order and the Terms and Conditions.

ALL INVOICES AND PACKING SLIPS MUST REFERENCE PURCHASE ORDER NUMBER.